EDUCATION REALTY TRUST, INC.

FIRST QUARTER 2009
SUPPLEMENTAL ANALYST PACKAGE

TABLE OF CONTENT

Financial Highlights	1

Condensed Consolidated Balance Sheets	2

Condensed Consolidated Statements of Operations - Three Months Ended March 31,	3

Consolidated Statements of Funds from Operations	4

Community Operating Results - Three Months Ended March 31,	5

Consolidated Community Statistics - Owned and Operated	6

Same Apartment Community Statistics	7

University Towers Residence Hall Statistics	8

Place Portfolio Community Statistics	9

Preleasing Statistics	10

Third-Party Development Project Summary	11

Capital Structure	12

Community Listing - Owned and Operated	13

Definitions	14

EDUCATION REALTY TRUST, INC.

FINANCIAL HIGHLIGHTS
(Amounts in thousands, except share and per share data)

	Three months ended March 31,

	2009	2008	$ Chg	% Chg
	(unaudited)	(unaudited)

Total revenues	$33,869	$34,212	$(343)	-1.0%
Operating income	7,351	7,459	(108)	-1.4%
Income (loss) from continuing operations	659	978	(319)	-32.6%
Net income (loss)	433	889	(456)	-51.3%

Net income (loss) per share - basic & diluted	$0.02	$0.03	$(0.02)	-49.2%

Weighted-average common shares outstanding - basic	28,516,522	28,508,788

Weighted-average common shares outstanding - diluted	29,637,517	29,678,393

Funds from operations (FFO)	$7,795	$9,074	$(1,279)	-14.1%
FFO per weighted average share/unit (4)	$0.26	$0.30	$(0.04)	-13.3%

Weighted average shares/units (4)	29,882,118	29,885,413

Total Debt to Gross Assets
Total Debt (1)	$476,585
Total Gross Assets (2)	$898,396
Total Debt to Gross Assets	53.0%

Capitalization Data as of: March 31, 2009
Total debt (1)	$476,585
Market equity (3)	103,443
Total enterprise value	$580,028

Debt to total enterprise value	82.2%

Notes:

(1) Excludes debt premium of $1.1 million.

(2) Excludes accumulated depreciation of $120,863 as of March 31, 2009.

(3) Market equity represents the aggregate market value of the Company's common stock outstanding, restricted shares and operating partnership units, calculated at the closing price per common share of $3.49 at March 31, 2009.  Excludes 280,000 Profits Interest Units outstanding.

(4) Funds from operations per share/unit was computed using weighted average shares and units outstanding, regardless of their dilutive impact.

EDUCATION REALTY TRUST, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS
(Amount in thousands, except share and per share data)

	March 31, 2009	December 31, 2008
Assets
Student housing properties, net (1)	$727,005	$731,400
Student housing properties- held for sale	2,082	2,107
Assets under development	15,910	6,572
Corporate office furniture and equipment, net	1,342	1,465
Cash and cash equivalents	8,889	9,003
Restricted cash	5,342	5,595
Student contracts receivable, net	413	533
Receivable from affiliates	25	25
Receivable from third party management contracts	407	401
Goodwill and other intangibles, net	3,099	3,111
Other assets	13,019	17,435

Total assets	$777,533	$777,647

Liabilities and stockholders' equity
Liabilities:
Mortgage and construction loans, net of unamortized premium/discount	$444,787	$442,259
Revolving line of credit	32,900	32,900
Accounts payable and accrued expenses	11,535	10,605
Accounts payable affiliate	-	-
Deferred revenue	8,626	9,954
Total liabilities	497,848	495,718

Commitments and contingencies	-	-

Equity:
Education Realty Trust, Inc. stockholders' equity:
Common stock, $.01 par value, 200,000,000 shares authorized, 28,488,855 and 28,475,855 shares issued and outstanding March 31, 2009 and December 31, 2008, respectively	285	285
Preferred shares, $0.01 par value, 50,000,000 shares authorized, no shares issues and outstanding	-	-
Additional paid-in capital	305,599	308,356
Accumulated deficit	(40,948)	(41,381)
Total Education Realty Trust, Inc. stockholders' equity	264,936	267,260
Noncontrolling interest	14,749	14,669
Total equity	279,685	281,929

Total liabilities and equity	$777,533	$777,647

(1)	Amount is net of accumulated depreciation of $120,292 and $113,545 as of March 31, 2009 and December 31, 2008, respectively.

EDUCATION REALTY TRUST, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS - THREE MONTHS ENDED MARCH 31,

(Amounts in thousands, except share and per share data, unaudited)

	2009	2008	$ Change	% Change
Revenues:
Student housing leasing revenue	$28,720	$26,231	$2,489	9.5%
Student housing food service revenue	593	655	(62)	-9.5%
Other leasing revenue	-	1,945	(1,945)	NM
Third-party development services	1,457	1,787	(330)	-18.5%
Third-party management services	909	975	(66)	-6.8%
Operating expense reimbursements	2,190	2,619	(429)	-16.4%
Total revenues	33,869	34,212	(343)	-1.0%

Operating expenses:
Student housing leasing operations	12,598	11,995	(603)	-5.0%
Student housing food service operations	572	633	61	9.6%
General and administrative	3,994	3,937	(57)	-1.4%
Depreciation and amortization	7,164	7,569	405	5.4%
Reimbursable operating expenses	2,190	2,619	429	16.4%
Total operating expenses	26,518	26,753	235	0.9%

Operating income	7,351	7,459	(108)	-1.4%

Nonoperating expenses:
Interest expense	6,352	6,164	(188)	-3.0%
Amortization of deferred financing costs	301	243	(58)	-23.9%
Interest income	(49)	(118)	(69)	-58.5%
Total nonoperating expenses	6,604	6,289	(315)	-5.0%

Income before equity in earnings of unconsolidated entities, income taxes, and discontinued operations	747	1,170	(423)	-36.2%

Equity in earnings of unconsolidated entities	100	(1)	101	NM

Income before income taxes and discontinued operations	847	1,169	(322)	-27.5%
Income tax expense	188	191	3	1.6%
Income from continuing operations	659	978	(319)	-32.6%

Income/(loss) from discontinued operations	(16)	8	(24)	NM

Net income	643	986	(343)	-34.8%

Less: Net income attributable to the noncontrolling interest	210	97	(113)	-116.5%
Net income attributable to Education Realty Trust, Inc.	$433	$889	$(456)	-51.3%

Earnings per share information:
Income attributable to Education Realty Trust, Inc. common shareholders per share - basic
Continuing operations attributable to Education Realty Trust, Inc. common shareholders	$0.02	$0.03	$(0.02)
Discontinued operations attributable to Education Realty Trust, Inc. common shareholders	-	-	-
Net income attributable to Education Realty Trust, Inc. common shareholders per share	$0.02	$0.03	$(0.02)

Income attributable to Education Realty Trust, Inc. common shareholders per share - diluted
Continuing operations attributable to Education Realty Trust, Inc. common shareholders	$0.02	$0.03
Discontinued operations attributable to Education Realty Trust, Inc. common shareholders	-	-
Net income attributable to Education Realty Trust, Inc. common shareholders per share	$0.02	$0.03

Weighted-average common shares outstanding - basic	28,516,522	28,508,788

Weighted-average common shares outstanding - diluted	29,637,517	29,678,393

Amounts attributable to Education Realty Trust, Inc. common shareholders:
Income from continuing operations, net of tax	$448	$881
Income/(loss) from discontinued operations, net of tax	(15)	8
Net income	$433	$889

EDUCATION REALTY TRUST, INC.

CONSOLIDATED STATEMENTS OF FUNDS FROM OPERATIONS
(Amounts in thousands, except share and per share data, unaudited)

	Three months ended March 31,
	2009	2008

Net income (loss)	$433	$889

Loss on sale of student housing assets (2)	-	512
Real estate related depreciation and amortization	7,005	7,427
Equity portion of real estate depreciation and amortization on equity investees	122	125
Depreciation and amortization of discontinued operations	25	24
Noncontrolling interest	210	97
Funds from operations ("FFO")	$7,795	$9,074

FFO per weighted average share/unit (1)	$0.26	$0.30

Weighted average shares/units (1)	29,882,118	29,885,413

Notes:
(1)	Funds from operations per share/unit was computed using weighted average shares and units outstanding, regardless of their dilutive impact.
(2)	Represents the loss on sale of land and parking garage at University Towers.

EDUCATION REALTY TRUST, INC.

COMMUNITY OPERATING RESULTS - THREE MONTHS ENDED MARCH 31,
(Amounts in thousands, unaudited)

				Fav (Unfav)	Fav (Unfav)
	2009	2008		$ Change	% Change

Revenues
Same apartment community	$20,838	$20,750		$88	0.4%
University Towers - residence hall	1,812	1,767		45	2.5%
Same community revenue	22,650	22,517		133	0.6%

New community	766	-		766	N/A
Place Portfolio	5,304	3,714		1,590	N/A

Total community revenue	28,720	26,231		2,489	9.5%

Operating expenses (1)
Same apartment community	9,001	9,100		99	1.1%
University Towers - residence hall	478	979	(2)	501	51.2%
Same community operating expense	9,479	10,079		600	6.0%

New community	377	51		(326)	N/A
Place Portfolio	2,742	1,865		(877)	N/A

Total community operating expenses	12,598	11,995		(603)	-5.0%

Net operating income
Same apartment community	11,837	11,650		187	1.6%
University Towers - residence hall	1,334	788		546	69.3%
Same community net operating income	13,171	12,438		733	5.9%

New community	389	(51)		440	N/A
Place Portfolio	2,562	1,849		713	N/A

Total community net operating income	$16,122	$14,236		$1,886	13.2%

(1) Represents community-level operating expenses excluding management fees, depreciation and amortization.
(2) Q1 2008 operating expense for University Towers included a $512k loss on the sale of land and parking garage. Excluding the loss, Q1 2008 operating expenses would have been $467k.

EDUCATION REALTY TRUST, INC.

CONSOLIDATED COMMUNITY STATISTICS - OWNED AND OPERATED

	Three Months Ended March 31,
	2009	2008 (2)		Difference

Occupancy
Physical	89.4%	93.7%		-4.3%
Economic	89.4%	94.1%		-4.7%

NarPAB	$365	$373		$(8)
Other income per avail. Bed	$21	$19		$2
RevPAB	$386	$392		$(6)

Operating expense per bed	$169	$172	(1)	$3

Operating margin	56.2%	56.2	% (1)	0.0%

Design Beds	74,364	66,892		7,472

(1)
Operating expense statistics exclude approximately $8 per bed related to the loss on the sale of land and the parking garage at University Towers.  The loss of $512,184 is included in our statements of operations.

(2)	2008 data includes the results of operating the Place Portfolio since the termination of the lease on February 1, 2008.

NOTE:
Operating statistics exclude College Station, which was designated as held for sale in the first quarter of 2009 and is included in discontinued operations in our statement of operations.

EDUCATION REALTY TRUST, INC.

SAME APARTMENT COMMUNITY STATISTICS

	Three Months Ended March 31,
	2009	2008	Difference

Occupancy
Physical	92.0%	95.1%	-3.1%
Economic	92.4%	95.7%	-3.3%

NarPAB	$377	$377	$0
Other income per avail. Bed	$22	$20	$2
RevPAB	$399	$397	$2

Operating expense per bed	$172	$174	$2

Operating margin	56.8%	56.2%	0.6%

Design Beds	52,239	52,245	(6)

NOTE:
- University Towers residence hall statistics are shown separately.

- Operating statistics exclude College Station which was designated as held for sale in the first quarter of 2009 and included in discontinued operations in our statement of operations.

EDUCATION REALTY TRUST, INC.

UNIVERSITY TOWERS RESIDENCE HALL STATISTICS

	Three Months Ended March 31,
	2009	2008		Difference

Occupancy
Physical	97.5%	99.4%		-1.9%
Economic	96.8%	99.4%		-2.6%

NarPAB	$609	$570		$39
Other income per avail. Bed	$25	$48		$(23)
RevPAB	$634	$618		$16

Operating expense per bed	$167	$163	(1)	$(4)

Operating margin	73.6%	73.6	% (1)	0.0%

Design Beds	2,859	2,859		-

(1)
Operating expense statistics exclude approximately $179 per bed related to the loss on the sale of land and the parking garage at University Towers.  The loss of $512,184 is included in our statements of operations.

EDUCATION REALTY TRUST, INC.

PLACE PORTFOLIO COMMUNITY STATISTICS

	Three Months Ended March 31, 2009	Two Months Ended March 31, 2008

Occupancy
Physical	79.7%	86.1%
Economic	76.7%	84.3%

NarPAB	$283	$306
Other income per avail. Bed	$17	$9
RevPAB	$300	$315

Operating expense per bed	$155	$158

Operating margin	48.3%	49.8%

Design Beds	17,682	11,788

NOTE:
Operating statistics for 2008 are for the period February 1, the lease termination date, to the end of the period, March 31, 2008.

EDUCATION REALTY TRUST, INC.

Preleasing Statistics - as of April 26th

	2009 - 2010 Lease Year					2008 - 2009 Lease Year
		Applied**		Leased			Applied**		Leased
	Design Beds	Beds	%	Beds	%	Design Beds	Beds	%	Beds	%

Same apartment portfolio - core	14,779	9,971	67.5%	8,637	58.4%	14,779	10,370	70.2%	9,179	62.1%
Properties in stressed markets *	2,628	1,738	66.1%	1,368	52.1%	2,628	1,507	57.3%	1,308	49.8%
Total same apartment portfolio	17,407	11,709	67.3%	10,005	57.5%	17,407	11,877	68.2%	10,487	60.2%

University Towers - residence hall	953	953	100.0%	953	100.0%	953	953	100.0%	953	100.0%
Total same community portfolio	18,360	12,662	69.0%	10,958	59.7%	18,360	12,830	69.9%	11,440	62.3%

Place Portfolio	5,894	3,511	59.6%	2,910	49.4%	5,894	2,796	47.4%	2,286	38.8%
Total owned properties	24,254	16,173	66.7%	13,868	57.2%	24,254	15,626	64.4%	13,726	56.6%

Joint venture portfolio	2,195	1,230	56.0%	1,010	46.0%	2,195	1,653	75.3%	1,284	58.5%
Same apartments - managed, not owned	9,074	7,413	81.7%	6,412	70.7%	9,243	6,838	74.0%	5,410	58.5%
Total same community, owned, joint venture & managed	35,523	24,816	69.9%	21,290	59.9%	35,692	24,117	67.6%	20,420	57.2%

New development - less than one year	1,200	610	50.8%	450	37.5%	528	461	87.3%	367	69.5%
New managed - less than one year	1,101	830	75.4%	758	68.8%	770	641	83.2%	639	83.0%

*Three properties in markets with temporary imbalances of supply or demand: 636-beds in Oxford, MS; 1,116-beds in Gainesville, FL; 876-beds in Kalamazoo, MI.

** An application is defined as a signed student lease without the receipt of an executed parental guarantee, which can take time to obtain.

EDUCATION REALTY TRUST, INC.

THIRD-PARTY DEVELOPMENT PROJECT SUMMARY
(Amounts in '000s)

	Three months ended
	March 31, 2009	March 31, 2008	Change
Third-party development services revenue	$1,457	$1,787	$(330)
Equity in earnings of development joint ventures	-	(1)	1
	$1,457	$1,786	$(329)

CURRENT AND RECENTLY COMPLETED PROJECTS

Project	Bed Count	Completion Date	Project Development Cost	Total Project Fees	EDR % of fees	EDR Project Fees	Fees Earned Prior to 2009	Fees Earned Three Months Ended March 31, 2009 (1)	Remaining Fees to Earn	Fees Paid Through March 31, 2009

University of Michigan, Ann Arbor	896	Aug '08, May '09 (2)		1,350	100%	1,350	1,166	34	150	1,200
Fontainebleu	435	June 2009	7,227	275	100%	275	200	51	24	187
West Chester University of Pennsylvania Phase I	1,197	August 2009	94,498	3,407	100%	3,407	2,033	518	856	2,240
Indiana University of Pennsylvania Phase III	1,084	August 2009	61,904	2,190	100%	2,190	1,339	473	378	1,523
Colorado State University - Pueblo Phase I	253	August 2009	15,631	696	100%	696	234	195	267	502
Colorado State University - Pueblo Phase II	500	August 2010	34,058	1,583	100%	1,583	-	9	1,574	619

	4,365		$213,318			$9,501	$4,972	$1,280	$3,249	$6,271

RECENTLY AWARDED PROJECTS (3)

Project	Estimated Bed Count	Estimated Start Date	Estimated Completion Date	Project Development Cost	Total Project Fees	EDR % of Fees	Total EDR Fees
Indiana University of Pennsylvania Phase IV	596	May 2009	August 2010	35,141	1,241	100%	1,241
SUNY College of Env. Science & Forestry	432	June 2010	August 2011	24,355	1,195	100%	1,195
East Stroudsburg University - Pennsylvania	984	July 2009	August 2010	61,861	2,615	100%	2,615

	2,012			$121,357	$5,051		$5,051

(1)
Represents fees earned, which will vary from income recognized by EDR due to joint venture expenses which are included in the equity in earnings of joint ventures. Development fees are recognized on the percentage completion method based on construction costs.  In addition, revenue related to inactive development projects in the amount of $182 is not included in this schedule.

(2)
The project includes three buildings, one was completed in August 2008 and two additional buildings are expected to be completed in May 2009. Specific information on project development costs are omitted as this project is for a private ownership group.

(3)
The initiation and completion of an awarded development project is contingent upon execution of transactional documents, including such items as development agreements and ground leases, and obtaining adequate financing.

EDUCATION REALTY TRUST, INC.

CAPITAL STRUCTURE
As of March 31, 2009
(dollars in thousand)

Total Debt to Gross Assets		Total Debt to Enterprise Value
Total Debt (1)	476,585	Total Debt (1)	$476,585	82.2%
Total Gross Assets (2)	898,396	Total Market Equity (3)	103,443	17.8%
Total Debt to Gross Assets	53%	Total Enterprise Value	$580,028	100%

	Principal	Weighted Average		Average Term
Total Debt Outstanding	Outstanding	Interest Rate	%	to Maturity
Fixed Rate - Mortgage Debt (1)	$379,557	6.11%	79.6%	4.57	years
Variable Rate - Mortgage Debt	49,768	3.89%	10.5%	4.75	years
Variable Rate - Construction Debt	14,360	1.88%	3.0%	3.26	years
Variable Rate - Corporate Credit Facility	32,900	3.50%	6.9%	1.00	years
Total / Weighted Average	$476,585	5.57%	100.0%	4.30	years

Mortgage and Construction Debt Maturity				12 Months Ended
Fiscal Yr Ending				March 31, 2009 (5)
Ending			Interest expense (4)	$26,870
2009	$100,992	22.7%
2010	3,475	0.8%	Interest coverage	2.05
2011	3,823	0.9%
2012	81,599	18.4%	Fixed charge coverage	1.74
2013	32,489	7.3%
Thereafter	221,307	49.9%
Total	$443,685	100.0%
Unamortized debt premium	1,102
Total, net of debt premium	$444,787

(1) Excludes unamortized debt premium of $1.1 million.

(2) Excludes accumulated depreciation of $120,863 as of March 31, 2009.

(3) Market equity represents the aggregate market value of the Company's common stock outstanding, restricted shares and operating partnership units, calculated at the closing price per common share of $3.49 at March 31, 2009.  Excludes 280,000 Profits Interest Units outstanding.

(4) Excludes amortization of debt premium/discount, includes the Company's portion of interest on equity investees, and is gross of capitalized interest related to development projects.

(5) Amounts are calculated in compliance with the terms of our existing credit facility, on a trailing 12 month basis.

EDUCATION REALTY TRUST, INC.

COMMUNITY LISTING - OWNED AND OPERATED

Name	Primary University Served	Acquisition Date	# of Beds	Name	Primary University Served	Acquisition Date	# of Beds

NorthPointe	University of Arizona	Jan ’05	912	College Grove	Middle Tennessee State University	Apr ’05	864
The Reserve at Athens	University of Georgia	Jan ’05	612	Campus Lodge	University of Florida	Jun ’05	1,116
The Reserve at Clemson	Clemson University	Jan ’05	590	The Reserve on South College	Auburn University	Jul ’05	576
Players Club	Florida State University	Jan ’05	336	The Avenue at Southern	Georgia Southern University	Jun ’06	624
The Gables	Western Kentucky University	Jan ’05	288	The Reserve at Saluki Pointe	Southern Illinois University	Aug '08	528
University Towers	North Carolina State University	Jan ’05	953			Sub-Total	18,894
The Pointe at South Florida	University of South Florida	Jan ’05	1,002
Commons at Knoxville	University of Tennessee	Jan ’05	708	Berkeley Place	Clemson University	Jan ’06	480
The Commons	Florida State University	Jan ’05	732	Clemson Place	Clemson University	Jan ’06	288
The Reserve on Perkins	Oklahoma State University	Jan ’05	732	Cape Place	Southeast MO State University	Jan ’06	360
The Reserve at Star Pass	University of Arizona	Jan ’05	1,020	The Reserve at Martin	University of TN at Martin	Jan ’06	384
The Pointe at Western	Western Michigan University	Jan ’05	876	The Chase at Murray	Murray State	Jan ’06	408
College Station at W. Lafayette	Purdue University	Jan ’05	960	Western Place	Western Kentucky University	Jan ’06	504
Commons on Kinnear	The Ohio State University	Jan ’05	502	Carrolton Place	University of West GA	Jan ’06	336
The Pointe	Pennsylvania State University	Jan ’05	984	Clayton Place	Clayton State University	Jan ’06	854
The Reserve at Columbia	University of Missouri	Jan ’05	676	The Reserve at Jacksonville	Jacksonville State University	Jan ’06	504
The Reserve on Frankford	Texas Tech University	Jan ’05	737	Macon Place	Macon State College	Jan ’06	336
The Lofts	University of Central Florida	Jan ’05	730	River Place	University of West GA	Jan ’06	504
The Reserve on West 31st	University of Kansas	Jan ’05	720	Troy Place	Troy University	Jan ’06	408
Campus Creek	University of Mississippi	Feb ’05	636	The Pointe at Southern	Georgia Southern University	Jan ’06	528
Pointe West	University of South Carolina	Mar ’05	480			Sub-Total Place Portfolio	5,894

						Total owned and operated beds	24,788

EDUCATION REALTY TRUST, INC.

DEFINITIONS

Physical occupancy
Represents a weighted average of the month end occupancies for each month included in the period reported.

Economic occupancy
Represents the effective occupancy calculated by taking net apartment rent accounted for on a GAAP basis for the respective period divided by potential rent for the respective period.

Net apartment rent per available bed (NarPAB)
Represents GAAP net apartment rent for the respective period divided by the sum of the design beds in the portfolio for each month included in the period reported.  Does not include food service revenue.

Other income per available bed
Represents other GAAP-based income for the respective period divided by the sum of the design beds in the portfolio for each of the included months. Other income includes service/app fees, late fees, termination fees, parking fees, transfer fees, damage recovery, utility recovery, and other misc.

Revenue per available bed (RevPAB)
Represents total revenue (net apartment rent plus other income) for the respective period divided by the sum of the design beds in in the portfolio for each month included in the period reported.

Operating expense per bed
Represents community-level operating expenses excluding management fees, depreciation and amortization.

Design beds
Represents the sum of the monthly design beds in the portfolio during the period, excluding the Place properties portfolio.

Same community
Includes communities that have been owned for more than a year as of the beginning of the current period being reported.